Exhibit 4.4 to 1997 Form 10-K

                            THE SERVICEMASTER COMPANY
                               LIMITED PARTNERSHIP
                                 as the Company,

                        SERVICEMASTER LIMITED PARTNERSHIP

                                as the Guarantor,

                                       and

                          HARRIS TRUST AND SAVINGS BANK
                                   as Trustee





                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of August 15, 1997

                      (Supplemental to Indenture Dated as of August 15, 1997)

         FIRST SUPPLEMENTAL INDENTURE dated as of August 15, 1997 among The ServiceMaster Company Limited Partnership, a Delaware limited partnership, as the Company (hereinafter called the "Company"), ServiceMaster Limited Partnership, a Delaware limited partnership, as the Guarantor (hereinafter called the "Guarantor"), and Harris Trust and Savings Bank, an Illinois banking corporation, as Trustee (hereinafter called the "Trustee").

         WHEREAS, each of the Company and the Guarantor executed and delivered an Indenture dated as of August 15, 1997 (hereinafter called the "Original Indenture") between the Company and the Trustee providing for the issuance from time to time of its debentures, notes or other evidences of indebtedness in one or more series (hereinafter called the "Securities"); and

         WHEREAS, Section 10.01(5) of the Original Indenture provides that the Original Indenture may be amended without the consent of the holders of the Securities in order to establish the form or forms or terms of Securities of any series or of the coupons appertaining to such Securities pursuant to Section
2.03 of the Original Indenture;

         WHEREAS, the Guarantor desires to make the Guarantees (as defined in the Original Indenture) as provided in the Original Indenture; and

         WHEREAS, all conditions and requirements necessary to make this First Supplemental Indenture a valid and binding instrument in accordance with its terms and the terms of the Original Indenture have been satisfied.

         NOW, THEREFORE:

         In consideration of the premises and of the mutual covenants herein contained, and in order to provide for payment of the principal of (and premium, if any) and interest on all of the Securities, according to their tenor, the Company, the Guarantor and the Trustee hereby covenant and agree:

         SECTION 1. For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, all capitalized terms used and not defined herein that are defined in the Original Indenture shall have the meanings assigned to them in the Original Indenture.

         Section  1.01 of the  Indenture  is amended as follows:  The  following
definitions   supplement  the  definitions  in  Section  1.01  of  the  Original
Indenture.

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         "Comparable  Treasury Issue" means the United States Treasury  security selected by the Independent Investment Banker as having a maturity most comparable to the remaining term of the 2007 Notes or the 2027 Notes (each as herein defined), as the case may be, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2007 Notes or the 2027 Notes, as the case may be.

         "Comparable Treasury Price" means, with respect to any redemption date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, the average of the Reference Treasury Dealer Quotations for such redemption price.

     "Independent Investment Banker" means J.P. Morgan Securities Inc. or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing in the United States appointed by the Board of Directors of the Company in good faith.

     "Managing General Partner" means ServiceMaster Management Corporation, a Delaware corporation.

      "Reference Treasury Dealer" means each of J.P. Morgan Securities Inc. and its respective successors; provided, however, that if such firm ceases to be a primary U.S. Government securities dealer in New York, New York (a "Primary Treasury Dealer") or otherwise fails to provide a Reference Treasury Dealer Quotation, the Company will substitute therefor any other Primary Treasury Dealer.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York, New York time, on the third business day preceding such redemption date.

         "Remaining Scheduled Payments" means, with respect to the 2007 Notes and the 2027 Notes, as the case may be, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that if such redemption date is not an interest payment date with respect to such note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

         "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         SECTION 2. Pursuant to Sections 2.01 and 2.03 of the Original Indenture, the Company shall issue and the Guarantor shall guarantee (pursuant to Article 4 of the Original Indenture) the following series of Securities, the form of each Security of each series to be substantially in the form set forth in Exhibits 1 and 2:

          (a) A series of notes under the Original Indenture designated as the 6.95% Notes due August 15, 2007 (the "2007 Notes"). The series of 2007 Notes will be limited to $100,000,000 aggregate principal amount and will mature on August 15, 2007 at 100% of their principal amount, unless earlier redeemed. The 2007 Notes will be issuable in denominations of $1,000 or integral multiples thereof. Each 2007 Note will bear interest from August 19, 1997 at the rate of 6.95% per annum, payable semi-annually (to holders of record at the close of business on February 1 or August 1 immediately preceding the interest payment date) on February 15 and August 15 of each year beginning February 15, 1998. The 2007 Notes will be redeemable, at any time prior to maturity at the option of the Company, in whole or in part, upon not less than 30 or more than 60 days prior written notice, at a redemption price equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the redemption date, on a semi-annual basis, at the Treasury Yield plus 15 basis points, together with all accrued but unpaid interest, if any, to the date of redemption in either case; provided, however, that interest installments due on an interest payment date that is on or prior to the date of redemption will be payable to holders who are holders of record of such notes as of the close of business on the fifteenth day next preceding such interest payment date. The 2007 Notes will be issued only as Registered Global Securities, without coupons, held by the Depositary, which will be the Depository Trust Company, and will not be issued in definitive registered form except pursuant to Section 2.07 of the Original Indenture.

          (b) A series of notes under the Original Indenture designated as the 2027 Notes due August 15, 2027 (the "2027 Notes"). The series of 2027 Notes will be limited to $200,000,000 aggregate principal amount and will mature on August 15, 2027 at 100% of their principal amount, unless earlier redeemed. The 2027 Notes will be issuable in denominations of $1,000 or integral multiples thereof. Each 2027 Note will bear interest from August 19, 1997 at the rate of 7.45% per annum, payable semi-annually (to holders of record at the close of business on the February 1 or August 1 immediately preceding the interest payment date) on February 15 and August 15 of each year beginning February 15, 1998. The 2027 Notes will be redeemable, at any time prior to maturity at the option of the Company, in whole or in part, upon not less than 30 or more than 60 days prior written notice, at a redemption price equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the Remaining
Scheduled Payments thereon discounted to the redemption date, on a semi-annual basis, at the Treasury Yield plus 20 basis points, together with all accrued but unpaid interest, if any, to the date of redemption in either case; provided, however, that interest installments due on an interest payment date that is on or prior to the date of redemption will be payable to holders who are holders of record of such notes as of the close of business on the fifteenth day next preceding such interest payment date. The 2027 Notes will be issued only as Registered Global Securities, without coupons, held by the Depositary, which will be the Depository Trust Company, and will not be issued in definitive registered form except pursuant to Section 2.07 of the Original Indenture.

         SECTION 3. Nothing in this First Supplemental Indenture, expressed or implied, is intended or shall be construed to confer upon or give to any person or corporation, other than the parties hereto and the holders of the 2007 Notes and 2027 Notes any right, remedy or claim under or by reason of this First Supplemental Indenture or any covenant, stipulation, promise or agreement contained herein; all the covenants, stipulations, promises and agreements contained herein being for the sole and exclusive benefit of the parties hereto and their successors, and the holders from time to time of the Securities.

         SECTION 4. This First Supplemental Indenture shall form a part of the Original Indenture for all purposes and every holder of Securities heretofore or hereafter authenticated and delivered under the Original Indenture shall be bound hereby. The Original Indenture as supplemented by this First Supplemental Indenture is hereby in all respects ratified and confirmed.

         SECTION 5. The Trustee,  for itself and its  successor  or  successors, accepts the trust of the Original Indenture as amended by this First Supplemental Indenture, and agrees to perform the same, but only upon the terms and conditions set forth in the Original Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Original Indenture, and, without limiting the generality of the foregoing, the recitals contained herein shall be taken as the statements of the Company and the Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee.

         SECTION 6. This First  Supplemental  Indenture  may be  executed in any
number  of  counterparts,   each  of  which  shall  be  an  original;  but  such
counterparts shall together constitute but one and the same instrument.

                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.


                                        The ServiceMaster Company Limited
                                        Partnership, as the Company

                                        By ServiceMaster Management Corporation,
                                           its General Partner


                                        By: /s/

                                            Title:


                                        ServiceMaster Limited Partnership,
                                        as the Guarantor

                                        By ServiceMaster Management Corporation,
                                           its General Partner


                                        By: /s/

                                            Title:

                                        Harris Trust and Savings Bank,
                                        as Trustee


                                        By: /s/

                                            Title:

STATE OF ILLINOIS )
                  )
COUNTY OF DUPAGE  )

         BEFORE ME, the undersigned authority, on this ___ day of August, 1997, personally appeared ______________________, _______________________ of
ServiceMaster Management Corporation, the general partner of The ServiceMaster Company Limited Partnership, a Delaware limited partnership (the "Company"), known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such general partner on behalf of the Company for the purposes and consideration herein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL THIS ____ DAY OF  AUGUST, 1997.

(SEAL)



                                   NOTARY PUBLIC, STATE OF ILLINOIS

                                   Print Name:

                                   Commission Expires:

STATE OF ILLINOIS )
                  )
COUNTY OF DUPAGE  )

         BEFORE ME, the undersigned authority, on this ___ day of August, 1997, personally appeared _______________________, _______________________ of
ServiceMaster Management Corporation, the general partner of ServiceMaster Limited Partnership, a Delaware limited partnership (the "Guarantor"), known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such general partner on behalf of the Guarantor for the purposes and consideration herein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL THIS _____ DAY OF AUGUST, 1997.

(SEAL)

                                   NOTARY PUBLIC, STATE OF ILLINOIS

                                   Print Name:

                                   Commission Expires:

STATE OF ILLINOIS )
                  )
COUNTY OF COOK    )

         BEFORE ME, the undersigned authority, on this ___ day of August, 1997, personally appeared _______________________, _______________________ of Harris
Trust and Savings Bank, an Illinois banking corporation, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL THIS _____ DAY OF AUGUST, 1997.

(SEAL)


                                   NOTARY PUBLIC, STATE OF ILLINOIS

                                   Print Name:

                                   Commission Expires:

                             [FORM OF FACE OF NOTE]

                                                                       Exhibit 1


No.                                                                            $


                            The ServiceMaster Company
                               Limited Partnership

                                     % Note

                                  Due [ ], 2007


         The ServiceMaster Company Limited Partnership, a Delaware limited partnership (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, at the office or agency of the Company in New York, New York, the principal sum of on , in the coin or currency of the United States, and to pay interest, semi-annually on , and of each year, commencing
                , on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the or the
                , as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on these Notes, in which case from , until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer as provided in the Indenture. Notwithstanding the foregoing, if the date hereof is after the first day of or , as the case may be, and before the following or , this Note shall bear interest from such or ; provided, that if the Company shall default in the payment of interest due on such or , then this Note shall bear interest from the next preceding or , to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on these Notes, from
                . The  interest  so payable  on any or will,  subject to certain

Exh. 1, Page 1
exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on or , as the case may be, next preceding such or , whether or not such day is a Business Day.

         Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, The ServiceMaster Company Limited Partnership has caused this instrument to be signed manually or by facsimile by its duly authorized officers.



         Dated:

                               THE SERVICEMASTER COMPANY
                               LIMITED PARTNERSHIP

                               By ServiceMaster Management Corporation,
                                  its General Partner


                               By
                               Name:
                               Title:


                               By
                               Name:
                               Title:

Attest:

Exh. 1, Page 2

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

         Dated:                             Harris Trust and Savings Bank,
                                                 as Trustee


                                            By
Authorized Signatory

Exh. 1, Page 3

                               [FORM OF GUARANTEE]

         ServiceMaster Limited Partnership (the "Guarantor") hereby unconditionally guarantees to the holder of this Note duly authenticated and delivered by the Trustee, the due and punctual payment of the principal, and premium, if any, of (including any amount in respect of original issue discount), and interest (including, in the event the Company defaults on a payment of interest on the Securities, defaulted interest plus (to the extent lawful) any interest payable on the defaulted interest), if any (together with any additional amounts payable pursuant to the terms of this Note), on this Note and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, provided for pursuant to the terms of this Note, when and as the same shall become due and payable, whether at maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of this Note and of the Indenture. In case of default by the Company in the payment of any such principal (including any amount in respect of original issue discount), interest (including, in the event the Company defaults on a payment of interest on the Securities, defaulted interest plus (to the extent lawful) any interest payable on the defaulted interest), if any (together with any additional amounts payable pursuant to the terms of this Note), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of this Note, any modification of this Note, any invalidity, irregularity or unenforceability of this Note or the Indenture, any failure to enforce the same or any waiver, modification or indulgence granted to the Company with respect thereto by the holder of this Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a demand or proceeding first against the Company, protest or notice with respect to this Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to this Note except by payment in full of the principal of (including any amount payable in respect of original issue discount), and interest (including, in the event the Company defaults on a payment of interest on the Securities, defaulted interest plus (to the extent lawful) any interest payable on the defaulted interest), if any (together with any additional amounts payable pursuant to the terms of this Note), thereon.


Exh. 1, Page 4

         Upon making any payment hereunder, the Guarantor shall be subrogated to the rights of a Holder against the Company with respect to such payment; provided that the Guarantor shall not enforce any payment by way of subrogation until all amounts of Principal of and interest on the Securities and all other amounts payable by the Company under this Indenture have been paid in full.

         This guarantee shall not be valid or become obligatory for any purpose with respect to this Note until the certificate of authentication on this Note shall have been signed by the Trustee.

         IN WITNESS WHEREOF, ServiceMaster Limited Partnership has caused this guarantee to be signed manually or by facsimile by its duly authorized officers.



                                    SERVICEMASTER LIMITED PARTNERSHIP

                                    By ServiceMaster Management Corporation,
                                       its General Partner


                                    By ________________________________
                                    Name:
                                    Title:


                                    By ________________________________
                                    Name:
                                    Title:

Exh. 1, Page 5

                                 REVERSE OF NOTE
                            The ServiceMaster Company
                               Limited Partnership

                                     % Note
                                  Due [ ], 2007

         This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of August 15, 1997 (as supplemented by the First Supplemental Indenture dated as of August 15, 1997, the "Indenture"), among the Company, ServiceMaster Limited Partnership, as Guarantor and Harris Trust and Savings Bank, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto and all terms of a particular series of Securities established pursuant to Section 2.03 of the Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the % Notes Due [ ], 2007 of the Company, limited in aggregate principal amount to $100,000,000.



         Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Note. If a payment date is not a Business Day as defined in the Indenture at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.

         In case an Event of Default as defined in the Indenture, with respect to the % Notes [ ], 2007, shall have occurred and be continuing, the principal hereof and the interest accrued hereon, if any, may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Exh. 1, Page 6

         The Indenture contains provisions which provide that, without prior notice to any Holders, the Company and the Trustee may amend the Indenture and the Securities of any series with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities of all series affected (all such series voting as one class), and the Holders of a majority in aggregate principal amount of the outstanding Securities of all series to be affected (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company with any provision of the Indenture or the Securities of such series; provided that, without the consent of each Holder of the Securities of each series affected thereby, an amendment or waiver, including a waiver of past defaults, may not: (i) extend the stated maturity of the principal of, or any sinking fund obligation or any installment of interest on, such Holder's Security, or reduce the principal amount thereof or the rate of interest thereon (including any amount in respect of original issue discount), or any premium payable with respect thereto, or adversely affect the rights of such Holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such Holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity or the amount thereof provable in bankruptcy, or change any place of payment where, or the currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor; (ii) reduce the percentage in principal amount of outstanding Securities of the relevant series the consent of whose Holders is required for any such supplemental indenture, for any waiver of compliance with certain provisions of the Indenture or certain Defaults and their consequences provided for in the Indenture; (iii) waive a Default in the payment of principal of or interest on any Security of such Holder; or (iv) modify any of the provisions of the Indenture governing supplemental indentures with the consent of Securityholders except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.

         It is also provided in the Indenture that, subject to certain conditions, the Holders of at least a majority in aggregate principal amount of the outstanding Securities of all series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such series and its consequences, except a Default in the payment of principal of or interest on any Security or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

Exh. 1, Page 7

         The Indenture provides that a series of Securities may include one or more tranches (each a "tranche") of Securities, including Securities issued in a periodic offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of the Indenture, subject to certain exceptions, with respect to sections of the Indenture concerning the execution, authentication and terms of the Securities, redemption of the Securities, Events of Default of the Securities, defeasance of the Securities and amendment of the Indenture, if any series of Securities includes more than one tranche, all provisions of such sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to a board resolution or a supplemental indenture establishing such series or tranche.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Notes are issuable initially only in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but, without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         The Notes will be redeemable, at any time prior to maturity at the option of the Company, in whole or in part, upon not less than 30 or more than 60 days prior written notice, at a redemption price equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the redemption date, on a semi-annual basis, at the Treasury Yield plus [____] basis points, together with all accrued but unpaid interest, if any, to the date of redemption in either case; provided, however, that interest installments due on an interest payment date that is on or prior to the date of redemption will be payable to holders who are holders of record of such notes as of the close of business on the fifteenth day next preceding such interest payment date.

Exh. 1, Page 8

         Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions hereof, interest hereon, and for all other purposes, and neither the Company nor the Guarantor nor the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Company, the Guarantor or the Managing General Partner in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present, or future, of the Company, the Guarantor or the Managing General Partner or any successor corporation of any of them, either directly or through the Company, the Guarantor or the Managing General Partner or any successor corporation of any of them, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

Exh. 1, Page 9

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

[PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE]


_______________________________________________
_______________________________________________
_______________________________________________


the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.


Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Exh. 1, Page 10

                             [FORM OF FACE OF NOTE]

                                                                       Exhibit 2
No.      $

                            The ServiceMaster Company
                               Limited Partnership

                                     % Note

                                  Due [ ], 2027

         The ServiceMaster Company Limited Partnership, a Delaware limited partnership (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, at the office or agency of the Company in New York, New York, the principal sum of on , in the coin or currency of the United States, and to pay interest, semi-annually on , and of each year, commencing
                , on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the or the
                , as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on these Notes, in which case from , until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer as provided in the Indenture. Notwithstanding the foregoing, if the date hereof is after the first day of or , as the case may be, and before the following or , this Note shall bear interest from such or ; provided, that if the Company shall default in the payment of interest due on such or , then this Note shall bear interest from the next preceding or , to which

Exh. 2, Page 1
interest has been paid or duly provided for or, if no interest has been paid or duly provided for on these Notes, from
                . The interest so payable on any or will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on or , as the case may be, next preceding such or , whether or not such day is a Business Day.

         Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, The ServiceMaster Company Limited Partnership has caused this instrument to be signed manually or by facsimile by its duly authorized officers.

         Dated:

                                        THE SERVICEMASTER COMPANY
                                        LIMITED PARTNERSHIP


                                        By ServiceMaster Management Corporation,
                                             its General Partner


                                        By
                                        Name:
                                        Title:


                                        By
                                        Name:
                                        Title:

Attest:

Exh. 2, Page 2

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:
                                            Harris Trust and Savings Bank,
                                                 as Trustee


                                            By
                                               Authorized Signatory

Exh. 2, Page 3

                               [FORM OF GUARANTEE]

         ServiceMaster Limited Partnership (the "Guarantor") hereby unconditionally guarantees to the holder of this Note duly authenticated and delivered by the Trustee, the due and punctual payment of the principal, and premium, if any, of (including any amount in respect of original issue discount), and interest (including, in the event the Company defaults on a payment of interest on the Securities, defaulted interest plus (to the extent lawful) any interest payable on the defaulted interest), if any (together with any additional amounts payable pursuant to the terms of this Note), on this Note and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, provided for pursuant to the terms of this Note, when and as the same shall become due and payable, whether at maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of this Note and of the Indenture. In case of default by the Company in the payment of any such principal (including any amount in respect of original issue discount), interest (including, in the event the Company defaults on a payment of interest on the Securities, defaulted interest plus (to the extent lawful) any interest payable on the defaulted interest), if any (together with any additional amounts payable pursuant to the terms of this Note), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of this Note, any modification of this Note, any invalidity, irregularity or unenforceability of this Note or the Indenture, any failure to enforce the same or any waiver, modification or indulgence granted to the Company with respect thereto by the holder of this Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a demand or proceeding first against the Company, protest or notice with respect to this Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to this Note except by payment in full of the principal of (including any amount payable in respect of original issue discount), and interest (including, in the event the Company defaults on a payment of interest on the Securities, defaulted interest plus (to the extent lawful) any interest payable on the defaulted interest), if any (together with any additional amounts payable pursuant to the terms of this Note), thereon.

Exh. 2, Page 4

         Upon making any payment hereunder, the Guarantor shall be subrogated to the rights of a Holder against the Company with respect to such payment; provided that the Guarantor shall not enforce any payment by way of subrogation until all amounts of Principal of and interest on the Securities and all other amounts payable by the Company under this Indenture have been paid in full.

         This guarantee shall not be valid or become obligatory for any purpose with respect to this Note until the certificate of authentication on this Note shall have been signed by the Trustee.

         IN WITNESS WHEREOF, ServiceMaster Limited Partnership has caused this guarantee to be signed manually or by facsimile by its duly authorized officers.



                                    SERVICEMASTER LIMITED PARTNERSHIP

                                    By ServiceMaster Management Corporation,
                                       its General Partner


                                    By ________________________________
                                    Name:
                                    Title:


                                    By ________________________________
                                    Name:
                                    Title:
Exh. 2, Page 5

                                 REVERSE OF NOTE
                            The ServiceMaster Company
                               Limited Partnership

                                     % Note
                                  Due [ ], 2027

         This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of August 15, 1997 (as supplemented by the First Supplemental Indenture dated as of August 15, 1997, the "Indenture"), among the Company, ServiceMaster Limited Partnership, as Guarantor and Harris Trust and Savings Bank, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto and all terms of a particular series of Securities established pursuant to Section 2.03 of the Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the % Notes Due [ ], 2027 of the Company, limited in aggregate principal amount to $200,000,000.

         Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Note. If a payment date is not a Business Day as defined in the Indenture at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.

         In case an Event of Default as defined in the Indenture, with respect to the % Notes Due [ ], 2027, shall have occurred and be continuing, the principal hereof and the interest accrued hereon, if any, may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Exh. 2, Page 6

         The Indenture contains provisions which provide that, without prior notice to any Holders, the Company and the Trustee may amend the Indenture and the Securities of any series with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities of all series affected (all such series voting as one class), and the Holders of a majority in aggregate principal amount of the outstanding Securities of all series to be affected (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company with any provision of the Indenture or the Securities of such series; provided that, without the consent of each Holder of the Securities of each series affected thereby, an amendment or waiver, including a waiver of past defaults, may not: (i) extend the stated maturity of the principal of, or any sinking fund obligation or any installment of interest on, such Holder's Security, or reduce the principal amount thereof or the rate of interest thereon (including any amount in respect of original issue discount), or any premium payable with respect thereto, or adversely affect the rights of such Holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such Holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity or the amount thereof provable in bankruptcy, or change any place of payment where, or the currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor; (ii) reduce the percentage in principal amount of outstanding Securities of the relevant series the consent of whose Holders is required for any such supplemental indenture, for any waiver of compliance with certain provisions of the Indenture or certain Defaults and their consequences provided for in the Indenture; (iii) waive a Default in the payment of principal of or interest on any Security of such Holder; or (iv) modify any of the provisions of the Indenture governing supplemental indentures with the consent of Securityholders except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.

         It is also provided in the Indenture that, subject to certain conditions, the Holders of at least a majority in aggregate principal amount of the outstanding Securities of all series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with

Exh. 2, Page 7
respect to the Securities of such series and its consequences, except a Default in the payment of principal of or interest on any Security or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         The Indenture provides that a series of Securities may include one or more tranches (each a "tranche") of Securities, including Securities issued in a periodic offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of the Indenture, subject to certain exceptions, with respect to sections of the Indenture concerning the execution, authentication and terms of the Securities, redemption of the Securities, Events of Default of the Securities, defeasance of the Securities and amendment of the Indenture, if any series of Securities includes more than one tranche, all provisions of such sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to a board resolution or a supplemental indenture establishing such series or tranche.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Notes are issuable initially only in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but, without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

Exh. 2, Page 8

         The Notes will be redeemable, at any time prior to maturity at the option of the Company, in whole or in part, upon not less than 30 or more than 60 days prior written notice, at a redemption price equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the redemption date, on a semi-annual basis, at the Treasury Yield plus [____] basis points, together with all accrued but unpaid interest, if any, to the date of redemption in either case; provided, however, that interest installments due on an interest payment date that is on or prior to the date of redemption will be payable to holders who are holders of record of such notes as of the close of business on the fifteenth day next preceding such interest payment date.

         Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions hereof, interest hereon, and for all other purposes, and neither the Company nor the Guarantor nor the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Company, the Guarantor or the Managing General Partner in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present, or future, of the Company, the Guarantor or the Managing General Partner or any successor corporation of any of them, either directly or through the Company, the Guarantor or the Managing General Partner or any successor corporation of any of them, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

Exh. 2, Page 9

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

[PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE]


_______________________________________
_______________________________________
_______________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Company, with full power of substitution in the premises.


Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Exh. 2, Page 10